STARBOARD INVESTMENT TRUST

Cavalier Multi Strategist Fund

Supplement to the Prospectus, Summary Prospectus,
 and Statement of Additional Information

April 11, 2018
This supplement to the Prospectus and Statement of Additional Information dated February 12, 2018, and the Summary Prospectus dated March 16, 2018, for the Cavalier Multi Strategist Fund (the "Fund"), a series of the Starboard Investment Trust (the "Trust"), updates the information described below.  For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectus, Summary Prospectus, and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.
Fund Name Change
As of the date of this supplement, the name of the Fund is changed to the "Cavalier Multi Strategy Fund." All references in the Prospectus, Summary Prospectus, or Statement of Additional Information to the "Cavalier Multi Strategist Fund" should be read to refer to the new name.
Sub-Advisor Changes
As of March 9, 2018, Carden Capital, LLC ("Carden") and Julex Capital Management, LLC ("Julex"), each an investment sub-advisor to the Fund, no longer serve as investment sub-advisors to the Fund, and their respective portfolio managers, Gavan Duemke and Sean Wright of Carden and Dr. Henry Ma of Julex, no longer serve as portfolio managers of the Fund.
All references to Carden, Julex, and their portfolio managers, in the Prospectus, Summary Prospectus, and Statement of Additional Information should be disregarded.

Investors Should Retain This Supplement for Future Reference